                                                                     EXHIBIT 4.1

COMMON STOCK                                                 COMMON STOCK SHARES
  NUMBER
AFG


                          AMERICAN FINANCE GROUP, INC.

                         INCORPORATED UNDER THE LAWS OF      SEE REVERSE FOR
                              THE STATE OF DELAWARE          CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN                          CUSIP 026073 10 6
NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER
                                   SHARE, OF

                          AMERICAN FINANCE GROUP, INC.

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                           AMERICAN FINANCE GROUP, INC.
                                  CORPORATE SEAL
/s/ Robert N. Tidball            FEBRUARY 9, 1995         /s/ Donald R. Dugan
CHAIRMAN OF THE BOARD                DELAWARE             PRESIDENT AND CHIEF
                                                           EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     CHASE MELLON SHAREHOLDER SERVICES, L.L.C.
BY
                       AUTHORIZED SIGNATURE

2
                            AMERICAN FINANCE GROUP, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -  as tenants in common                     UNIF GIFT MIN ACT -- ______Custodian____
TEN ENT   --  as tenants by the entireties                                  (Cust)        (Minor)
JT TEN    --  as joint tenants                                             under Uniform Gifts to
              with right of survivorship and not                           Minors Act ________
              as tenants in common                                                          State
                                                       UNIF TRF MIN ACT -- ___ Custodian (until age___)
                                                                          (Cust.)
                                                                           ____ under Uniform Tranfers
                                                                          (Minor)
                                                                          to Minors Act __________
                                                                                            (State)


    Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________

___________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________

____________________________________________________________________

_______________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________________________


                               x ___________________________________


                               x____________________________________
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT
TO S.E.C. RULE 17Ad-15.

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